Supplement dated March 6, 2019
to the Prospectus and Summary Prospectus (each as supplemented, if applicable) of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	09/01/2018
Effective May 14, 2019 (the Effective Date), the Fund's name is changed to Columbia Maryland Intermediate Municipal Bond Fund. Accordingly, on the Effective Date, all references in the Prospectus and Summary Prospectus to Columbia AMT-Free Maryland Intermediate Muni Bond Fund are hereby deleted and replaced with Columbia Maryland Intermediate Municipal Bond Fund. In addition, as of the Effective Date, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The first paragraph under the caption "Principal Investment Strategies" in the Fund's Summary Prospectus and under the same caption in the "Summary of the Fund" and "More Information About the Fund" sections of the Fund's Prospectus is hereby superseded and replaced in its entirety with the following paragraph:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities that pay interest exempt from U.S. federal income tax (including the federal alternative minimum tax (AMT)) and Maryland individual income tax. These securities are issued by or on behalf of the State of Maryland and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by funds that invest in such securities. Qualified issuers include issuers located in U.S. territories, commonwealths and possessions, such as Guam, Puerto Rico and the U.S. Virgin Islands. The Fund may invest up to 20% of its net assets in securities that pay interest subject to U.S. federal income tax (including being subject to the federal AMT) and Maryland individual income tax.
The last paragraph under the caption "Principal Investment Strategies" in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
The Fund's investment policy with respect to 80% of its net assets, as described above, may be changed by the Fund's Board of Trustees without shareholder approval as long as shareholders are given 60 days' advance written notice of the change. In addition, as a matter of fundamental policy (which may not be changed without shareholder approval), the Fund will invest at least 80% of its net assets in securities that pay interest exempt from U.S. federal income tax, other than the federal AMT, and Maryland individual income tax.
The rest of each section remains the same.
The last sentence of the tenth bullet point under the heading "Taxes" in the "Distribution and Taxes" section of the Fund's Prospectus is hereby deleted.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP190_04_002_(03/19)